UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 5, 2003

RESORTQUEST INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Commission File No. 001-14115

Delaware	62-1750352

(State or other Jurisdiction of Incorporation)	(I.R.S. Employer
Identification No.)

8955 Highway 98 West
Suite 203
Destin, FL	32550

(Address of Principal Executive Offices)	(Zip Code)

(850) 278-4000

(Registrant’s Telephone Number, Including Area Code)

530 Oak Court Drive
Suite 360
Memphis, TN 38117

(Former name or former address, if changed since last report)

SIGNATURES
EXHIBIT INDEX
Ex-2.1 Agreement and Plan of Merger
Ex-99.1 Press Release
Ex-99.2 Stock Voting Agreement
Ex-99.3 Press Release

Item 5.	Other Events and Regulation FD Disclosure.

On August 4, 2003, a definitive Agreement and Plan of Merger (the “Merger Agreement”) was entered into by and between Gaylord Entertainment Company, a Delaware corporation (“Gaylord”), GET Merger Sub, Inc., a Delaware corporation (“Sub”), and ResortQuest International, Inc., a Delaware corporation (“ResortQuest”). Pursuant to the Merger Agreement, Sub, a wholly owned subsidiary of Gaylord, will be merged with and into ResortQuest with ResortQuest continuing as the surviving corporation and a wholly owned subsidiary of Gaylord (the “Merger”). In the Merger, each outstanding share of ResortQuest common stock shall be converted into .275 shares of Gaylord’s common stock, par value $0.01 per share, and each outstanding share of Sub common stock shall be converted into one share of common stock in the surviving corporation. The transaction is intended to be treated as a tax-free reorganization.

The closing of the Merger is subject to customary conditions, including the receipt of government, regulatory and shareholder approvals. The closing is expected to occur in early 2004.

The terms and conditions of the Merger are more fully described in the Merger Agreement, a copy of which is attached as Exhibit 2.1 and is incorporated herein by reference. Also provided as Exhibit 99.1 is a copy of a press release issued August 5, 2003.

Item 7.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger among Gaylord Entertainment Company, GET Merger Sub, Inc. and ResortQuest International, Inc., dated as of August 4, 2003 (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to this agreement are omitted, but will be provided supplementally to the Commission upon request).

99.1	Press Release issued by Gaylord Entertainment Company and ResortQuest International, Inc., dated August 5, 2003.

99.2	Stock Voting Agreement, dated as of August 4, 2003, by and among Gaylord Entertainment Company and Joseph V. Vittoria, James S.

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Olin, William W. Abbott, Jr., Elan J. Blutinger, Michael P. Castellano, David C. Sullivan and Theodore L. Weise.

99.3	Press Release issued by ResortQuest International, Inc., dated August 5, 2003.

Item 12.	Results of Operations and Financial Condition.

     On August 5, 2003, ResortQuest International, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2003. A copy of the press release is furnished herewith as Exhibit 99.3 and is incorporated into this current report by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESORTQUEST INTERNATIONAL, INC.

Dated: August 5, 2003	By:	/s/ J. Mitchell Collins

J. Mitchell Collins
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger among Gaylord Entertainment Company, GET Merger Sub, Inc. and ResortQuest International, Inc., dated as of August 4, 2003 (Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to this agreement are omitted, but will be provided supplementally to the Commission upon request).

99.1	Press Release issued by Gaylord Entertainment Company and ResortQuest International, Inc., dated August 5, 2003.

99.2	Stock Voting Agreement, dated as of August 4, 2003, by and among Gaylord Entertainment Company, Joseph V. Vittoria, James S. Olin, William W. Abbott, Jr., Elan J. Blutinger, Michael P. Castellano, David C. Sullivan and Theodore L. Weise.

99.3	Press Release issued by ResortQuest International, Inc., dated August 5, 2003.

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